Accrued Expenses and Other Current Liabilities (Details) - Schedule of Accrued Expenses and Other Current Liabilities - FF Intelligent Mobility Global Holdings Ltd [Member] - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020
Accrued Expenses and Other Current Liabilities (Details) - Schedule of Accrued Expenses and Other Current Liabilities [Line Items]
Accrued payroll and benefits	$ 27,039	$ 19,180
Accrued legal contingencies	12,333	5,025
Capital lease, current portion	1,926	4,396
Deferred rent, current portion		3
Tooling, machinery, and equipment received not invoiced	795	509
Deposits from customers	3,667	3,523
Due to affiliates	7,658	5,123
Other current liabilities	6,303	14,623
Total accrued expenses and other current liabilities	$ 59,721	$ 52,382